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                                                                  EXHIBIT 3(i).1




                              STATE OF CALIFORNIA
                CERTIFICATE OF LIMITED PARTNERSHIP -- FORM LP-1
       IMPORTANT -- Read instructions on back before completing this form


This Certificate is presented for filing pursuant to Chapter 3, Article 2,
Section 15621, California Corporations Code.

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1.  NAME OF LIMITED PARTNERSHIP

    Income Growth Partners, Ltd. X, a California Limited Partnership
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2.  STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                                 3. CITY AND STATE        4. ZIP CODE

    215 South Highway 101, Suite 100                                                Solana Beach, CA           92075
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5.  STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS ANOTHER STATE     6. CITY                  7. ZIP CODE

    N/A                                                                             CALIF.
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8.  COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

    THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON --------------------------------- 19 ----- WITH THE

    RECORDER OF ----------------------------------------- COUNTY,        FILE OR RECORDATION NUMBER ---------------------------
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9.  NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)

    NAME:    Income Growth Management, Inc.
    ADDRESS: 215 So. Highway 101, Suite 100
    CITY:    Solana Beach                                 STATE  California        ZIP CODE  92075
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9A. NAME:    Michael D. Maurer
    ADDRESS: 215 So. Highway 101, Suite 100
    CITY:    Solana Beach                                 STATE  California        ZIP CODE  92075
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9B. NAME:    Polly Van Every-Maurer
    ADDRESS: 215 So. Highway 101, Suite 100
    CITY:    Solana Beach                                 STATE  California        ZIP CODE  92075
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10. NAME:    Michael D. Maurer
    ADDRESS: 215 So. Highway 101, Suite 100
    CITY:    Solana Beach                                 STATE  California        ZIP CODE  92075
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11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST

             33 YEARS
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12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE
    ACKNOWLEDGMENT OF  /1/  GENERAL PARTNERS IS REQUIRED.
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13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY
    REFERENCE HEREIN IS A PART OF THIS CERTIFICATE, NUMBER OF PAGES ATTACHED  /  /
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14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED
    PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)                            ============================
                                                                                                        | 15. THIS SPACE FOR FILING
       Income Growth Management, Inc.                                                                   |     OFFICER
                                                                                                        |     USE (FILE NUMBER, DATE
/s/ Michael D. Maurer                           /s/ Polly Van Every-Maurer                              |     OF FILING)
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SIGNATURE OF GENERAL PARTNER       DATE         SIGNATURE OF GENERAL PARTNER            DATE            |         8804800001
    Michael D. Maurer, President                Polly Van Every-Maurer                                  |
                                                                                                        |            FILED
                                                                                                        |
                                                                                                        |     In the office of the
                                                                                                        |      Secretary of State
/s/ Michael D. Maurer            2/12/88                                                                |       of the State of
----------------------------------------        ----------------------------------------------          |         California
SIGNATURE OF GENERAL PARTNER       DATE         SIGNATURE OF GENERAL PARTNER            DATE            |
    Michael D. Maurer                                                                                   |        FEB 17, 1988
                                                                                                        |
                                                                                                        |       /s/ March Fong Eu
                                                                                                        |
                                                                                                        |         MARCH FONG EU,
                                                                                                        |       Secretary of State
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SIGNATURE OF OTHER THAN GENERAL PARTNER         TITLE OR DESIGNATION                    DATE            |
                                                                                                        |
                                                                                                        |
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16. RETURN ACKNOWLEDGMENT TO:

NAME           Paul J. Karch, Esq.
ADDRESS        Luce, Forward, Hamilton & Scripps
CITY AND       4250 Executive Square, Suite 700
STATE          La Jolla, California 92037
ZIP CODE
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                                                             FORM LP-1 -- FILING FEE $70
                                                         Approved by the Secretary of State
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